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                                                                      EXHIBIT 14

                                   DIRECTORS'
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Steve M. Callaway or Jerry W. DeFoor, and each or any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form N-4 to be filed by the Company in April, 2000 for the Protective Variable Annuity II, an individual flexible premium deferred variable and fixed annuity product, with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1933 and the Investment Company Act of 1940 and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission and with such state securities authorities as may be appropriate, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes of the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 19th day of April, 2000.

WITNESS TO ALL SIGNATURES:

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
/s/ DEBORAH J. LONG                                   /s/ JACKIE ANDERSON
---------------------------------------------         ---------------------------------------------
Deborah J. Long                                       Jackie Anderson
                                                      Witness to Deborah J. Long's signature

/s/ DRAYTON NABERS, JR.                               /s/ DANNY L. BENTLEY
---------------------------------------------         ---------------------------------------------
Drayton Nabers, Jr.                                   Danny L. Bentley

/s/ JOHN D. JOHNS                                     /s/ RICHARD J. BIELEN
---------------------------------------------         ---------------------------------------------
John D. Johns                                         Richard J. Bielen

/s/ R. STEPHEN BRIGGS                                 /s/ CAROLYN KING
---------------------------------------------         ---------------------------------------------
R. Stephen Briggs                                     Carolyn King

/s/ DEBORAH J. LONG                                   /s/ JIM E. MASSENGALE
---------------------------------------------         ---------------------------------------------
Deborah J. Long                                       Jim E. Massengale

/s/ STEVEN A. SCHULTZ                                 /s/ WAYNE E. STUENKEL
---------------------------------------------         ---------------------------------------------
Steven A. Schultz                                     Wayne E. Stuenkel

/s/ A. S. WILLIAMS III                                /s/ T. DAVIS KEYES
---------------------------------------------         ---------------------------------------------
A. S. Williams III                                    T. Davis Keyes
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